September 28, 2023

BNY MELLON FUNDS TRUST
(Bond Funds)

Supplement to Current Statement of Additional Information

Effective on or about November 1, 2023, the following information supersedes and replaces the information in the third paragraph in the section "Dividends and Distributions" in the sub-section "Funds other than Money Market Funds" in Part III of the Statement of Additional Information:

For a bond fund that declares dividends daily, dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day preceding the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

MFT-SAISTK-0923A